TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                         1
      MESSAGE FROM THE PRESIDENT                                   2
      INVESTMENT REVIEW                                            4
      MESSAGE FROM THE MANAGER                                     5
      FINANCIAL INFORMATION
         Portfolio of Investments                                  9
         Notes to Portfolio of Investments                        10
         Statement of Assets and Liabilities                      11
         Statement of Operations                                  12
         Statements of Changes in Net Assets                      13
         Notes to Financial Statements                            14


IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GNMA TRUST, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA WITH THE EAGLE IS REGISTERED IN THE U.S. PATENT & TRADEMARK OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.









       USAA FAMILY OF FUNDS SUMMARY


FUND TYPE/NAME                     RISK
---------------------------------------------------
               CAPITAL APPRECIATION
===================================================
 Aggressive Growth                 Very high
 Capital Growth                    Very high
 Emerging Markets                  Very high
 First Start Growth                Moderate to high
 Gold                              Very high
 Growth                            Moderate to high
 Growth & Income                   Moderate
 International                     Moderate to high
 Science & Technology              Very high
 Small Cap Stock                   Very high
 World Growth                      Moderate to high

                 ASSET ALLOCATION
===================================================
 Balanced Strategy                 Moderate
 Cornerstone Strategy              Moderate
 Growth and Tax Strategy           Moderate
 Growth Strategy                   Moderate to high
 Income Strategy                   Low to moderate

                 INCOME - TAXABLE
===================================================
 GNMA Trust                        Low to moderate
 High-Yield Opportunities          High
 Income                            Moderate
 Income Stock                      Moderate
 Intermediate-Term Bond            Low to moderate
 Short-Term Bond                   Low

                INCOME - TAX EXEMPT
===================================================
 Long-Term                         Moderate
 Intermediate-Term                 Low to moderate
 Short-Term                        Low
 State Bond/Income                 Moderate

                     INDEXES
===================================================
 Extended Market Index             High
 Global Titans Index               Moderate to high
 Nasdaq-100 Index                  Very high
 S&P 500 Index                     Moderate

                   MONEY MARKET
===================================================
 Money Market                      Low
 Tax Exempt Money Market           Low
 Treasury Money Market Trust       Low
 State Money Market                Low
---------------------------------------------------

ALL FUNDS REQUIRE A MINIMUM $3,000 INVESTMENT.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'WILSHIRE 4500' IS A TRADEMARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(REGISTERED TRADEMARK)', 'NASDAQ-100 INDEX(REGISTERED TRADEMARK)', AND 'NASDAQ(REGISTERED TRADEMARK)', ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SERVICEMARK)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD OR PROMOTED BY THE TRADE OR SERVICE MARK OWNERS AND NEITHER THE TRADE OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.










MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]

I started off in the investment business in late 1972. I believe that I could sit down and give you at least a thumbnail sketch of what made every year between then and now unique. The first two years, '73 and '74, were dreadful. In '75 and '76 if you missed January, you missed the year. And so it would go right up to the consecutively incredible years from '95 through '98, and the really incredible '99. Everyone who lives through such experiences will craft some set of beliefs that will serve as a guide to the process of investing. And different people will glean different wisdom from their experience. For me, the experience has led to these beliefs:

      - No one forecasts markets accurately.

      - Therefore, controlling risk is very important.

      - Risk is best controlled by the way you allocate your assets.

USAA's Asset Strategy funds offer an array of choices for controlling your investment risk. Cornerstone and Growth Strategy funds have portfolios that are 75% to 80% in equities. The Balanced and Growth and Tax Strategy funds are more conservative, while Income Strategy adds 20% equities to a fixed-income portfolio.

In short, the Asset Strategy funds offer a spectrum of risk and expected return, and, in a year like we've seen in 2000, provide an excellent way to confront a very challenging market. They are simple and effective risk control investment tools.

Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.










INVESTMENT REVIEW


USAA GNMA TRUST

OBJECTIVE: High level of current income consistent with preservation of principal.

TYPES OF INVESTMENTS: Invests principally in securities backed by the full faith and credit of the U.S. government; mostly GNMA pass-through certificates, which represent ownership in a pool of mortgage loans or a single mortgage loan.

--------------------------------------------------------------------------------
                                           11/30/00             5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $432.6 Million       $414.4 Million
  Net Asset Value Per Share                 $9.73                 $9.37
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/00
--------------------------------------------------------------------------------
         5/31/00                             SINCE INCEPTION     30-DAY
      TO 11/30/00(+)  1 YEAR       5 YEARS      ON 2/1/91       SEC YIELD
          7.53%        9.66%        5.67%         7.04%           7.09%
--------------------------------------------------------------------------------
  * CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.
(+) TOTAL  RETURNS  FOR PERIODS OF LESS THAN ONE YEAR ARE NOT  ANNUALIZED.  THIS
    SIX-MONTH RETURN IS CUMULATIVE.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA GNMA Trust, the Lehman Brothers Inc. GNMA 30-Year Index, and the Lipper GNMA Funds Average for the period of 2/01/91 through 11/30/00. The data points from the graph are as follows:

               USAA GNMA            LEHMAN             LIPPER
                 TRUST              INDEX              AVERAGE
              -------------         -------            -------

02/01/91       $10,000              $10,000           $10,000
05/31/91        10,207               10,336            10,278
11/30/91        10,932               11,178            11,016
05/31/92        11,382               11,660            11,472
11/30/92        11,838               12,139            11,912
05/31/93        12,594               12,773            12,526
11/30/93        12,731               12,974            12,760
05/31/94        12,677               12,726            12,451
11/30/94        12,778               12,758            12,408
05/31/95        14,013               14,204            13,743
11/30/95        14,818               14,914            14,411
05/31/96        14,524               14,969            14,348
11/30/96        15,575               16,037            15,314
05/31/97        15,865               16,405            15,559
11/30/97        16,759               17,325            16,426
05/31/98        17,554               17,991            17,056
11/30/98        18,296               18,618            17,603
05/31/99        18,105               18,872            17,712
11/30/99        17,801               19,087            17,860
05/31/00        18,153               19,481            18,142
11/30/00        19,520               20,875            19,352

DATA SINCE INCEPTION ON 2/01/91 THROUGH 11/30/00.


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GNMA TRUST TO THE BROAD-BASED UNMANAGED INDEX OF THE LEHMAN BROTHERS, INC. GNMA 30-YEAR INDEX AND AN UNMANAGED INDEX OF FUNDS SIMILAR TO THE TRUST AS REPRESENTED BY THE LIPPER GNMA FUNDS AVERAGE. LIPPER ANALYTICAL SERVICES, INC. IS AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: DONNA J. BAGGERLY, CFA, APPEARS HERE]


BOND MARKET OVERVIEW

During the six-month period ended 11/30/00, interest rates were generally lower across the Treasury yield curve. As the graph below shows, although short-term interest rates fell more than intermediate-term and long-term interest rates, the yield curve is still "inverted" on the short end (three-month to five-year), meaning short-term interest rates are higher than long-term interest rates. Usually, long-term interest rates are higher than short-term interest rates to compensate investors for greater risk. However, the intermediate portion and long end of the Treasury yield curve (five-year to 30-year) moved from an inverted curve to a "positively sloped" or "normal" Treasury yield curve, where intermediate-term interest rates are lower than long-term interest rates.

There are several major reasons for the lower rates and the change in the shape of the Treasury yield curve. The economy has shown signs of slowing. It is believed that the Federal Reserve's (the Fed's) tightening cycle is over. This caused interest rates on the short end of the Treasury yield curve to fall. (The Fed raised interest rates six times from June 1999 through May 2000 for a total of 1.75% to slow the economy.) For most of the reporting period, investors believed that the economy was heading for a "soft landing." However, some now believe that perhaps the economy is heading for a "hard landing." If this is the case, there is a good chance that the Fed will begin to lower rates in the first quarter of 2001.


                         YIELD CURVE FOR U.S. TREASURIES
                         -------------------------------

A graph is shown here illustrating the yield curve for U.S. Treasuries for the one year period ended 5/31/00, and for the six-month period ended 11/30/00. The vertical axis shows the yield expressed in percentage points and the horizontal axis shows the maturity of U.S. Treasuries, expressed in increments of three months to thirty years. The data points from the graph are as follows:


HISTORICAL YIELD CURVE

                 5/31/2000      11/30/2000
                 ---------      ----------
3 Mo               5.61%          6.20%
6 Mo               6.33%          6.17%
1 Year             6.17%          5.91%
2 Year             6.67%          5.61%
5 Year             6.52%          5.43%
10 Year            6.27%          5.47%
30 Year            6.01%          5.61%



IMPACT OF PRESIDENTIAL ELECTION

The 2000 presidential election has also had an impact on interest rates. At this writing, it still has not been determined who will be the next president of the United States. With one of the closest presidential elections in U.S. history, the courts are deciding if ballots may be recounted. The financial markets do not like this uncertainty and, as a result, investors have "parked" money in Treasuries until more information is known. This incremental demand causes short-term interest rates to fall.

The presidential race has also created uncertainty about how the government surplus is going to be used. Throughout the year, the U.S. Treasury bought long-term Treasury bonds with the funds from its budget surplus, thus creating a scarcity value for long Treasuries. With both presidential candidates planning to "spend" the surplus -- Gore through increased spending and Bush through tax cuts -- long Treasuries lost their scarcity value, resulting in falling prices and rising interest rates. This is the main reason the 30-year Treasury bond yields did not fall as much as other Treasuries did (two-year through 10-year).

IMPACT OF INFLATION AND EQUITY VOLATILITY

Another reason interest rates on the long end of the Treasury yield curve (10-year through 30-year) did not fall as much as the short end (two-year through five-year) is that the threat of inflation has had a negative impact on the long end of the curve. In September, oil prices began to rise due to the lack of supply and increased tensions in the Middle East. Oil prices reached a 10-year record high of just more than $37 a barrel. Since then, the price of oil has stabilized in the low- to mid-$30s. Stabilizing oil prices and other economic data indicate that inflation is under control for now.

Finally, the volatility in the equity markets had investors moving their investments from the stock market to the safety of Treasuries. This caused interest rates on the short end of the curve to fall. (From 12/31/99 through 11/30/00, the S&P 500 was down 9.6% and the Nasdaq was down 36.2%.)

After many years of above-average stock performance, 2000 has reminded investors that it is important to have a diversified portfolio that fits an investor's risk tolerance. Stock and bond returns are not highly correlated -- meaning that they do not move together. By diversifying one's portfolio, if one type of security -- such as stocks in 2000 -- does not perform well, other security types -- such as bonds -- can offset the negative performance. From 12/31/99 through 11/30/00, the Lehman Brothers Aggregate Bond Index returned 9.59%. Within the Aggregate Bond Index, U.S. Treasuries returned 11.39%, U.S. agencies 9.75%, mortgages 9.40%, and corporate bonds 7.08%. Your USAA GNMA Trust had a return of 10.34%.

THE USAA GNMA TRUST PERFORMANCE

While past performance is no guarantee of future results, from May 31, 2000, to November 30, 2000, your Fund paid an annualized dividend distribution yield of 6.78% versus an average dividend distribution yield of 5.95% for the Lipper GNMA Funds Average. During the six-month period, the Trust's share price rose $0.36, to $9.73. Over this period, your Fund provided a total return of 7.53%, well above the Lipper GNMA Funds Average total return of 6.67% for the same time period.

With interest rates falling during the period, the Fund benefited from its allocation to GNMA project and construction loans, which represented 31.3% of the Fund (see Asset Allocation chart on next page). Unlike fixed-rate single-family mortgages, GNMA construction and project loans have protection against early prepayment and, therefore, perform well in a falling interest rate environment.

Mortgage prepayments have not been a problem in 2000 because coupons on new mortgage originations have been in a fairly narrow range. However, the Fund's allocation to fixed-rate single-family mortgage securities with higher rates (typically 8%) was reduced near the end of the period to better position the Fund if interest rates continue to fall. Proceeds were invested in lower-coupon securities that have outperformed 8% coupon securities and benefited the Fund's performance. (See graph below.)


        FIXED-RATE SINGLE-FAMILY MORTGAGE POOL COMPOSITION BY COUPON RATE
        -----------------------------------------------------------------

A bar graph is shown here illustrating the Fixed-Rate Single-Family Mortgage Pool Composition by Coupon Rate as of 11/30/00. The vertical axis shows the coupon rate, and the horizontal axis shows the category percentage.

The values are:

Coupon Rate     6.5    6.75     7.0    7.5    8.0    8.5   9.0

Category %     16.4     2.0    27.8   22.4   25.2    5.6   0.6


The graph also shows the average coupon rate to be 7.37%.


12-MONTH DIVIDEND YIELD IS COMPUTED BY DIVIDING INCOME DIVIDENDS PAID DURING THE 12 MONTHS BY THE LATEST MONTH-END NET ASSET VALUE ADJUSTED FOR CAPITAL GAIN DISTRIBUTIONS.

REFER TO THE BOTTOM OF PAGE 4 FOR LIPPER AVERAGE AND LEHMAN BOND INDEX DEFINITIONS.


                                ASSET ALLOCATION
                                    11/30/00
                                ----------------

A pie chart is shown here depicting the Asset Allocation as of November 30, 2000 of the USAA GNMA Trust to be:

Fixed-Rate Single-Family Mortgages - 66.7%; and Construction & Project Loans - 31.3%.

PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


OUTLOOK

The economy appears to be slowing, and as long as energy prices remain stable and inflation is moderate, we are optimistic interest rates will fall. Although there is uncertainty as to whether the economy will experience a "soft landing" or a "hard landing," your Fund, which is positioned to outperform in a falling interest rate environment, has the potential to perform well in either scenario.

We appreciate your confidence in us, and it is a privilege to be given the opportunity to serve you.



YOU WILL FIND A LIST OF THE SECURITIES THAT THE FUND OWNS ON PAGE 9.









USAA GNMA TRUST
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

NOVEMBER 30, 2000
(UNAUDITED)


 PRINCIPAL                                                               MARKET
  AMOUNT                         SECURITY                                 VALUE
--------------------------------------------------------------------------------

                    U.S. GOVERNMENT & AGENCY ISSUES (98.0%)

            GOVERNMENT NATIONAL MORTGAGE ASSN. I, SINGLE-FAMILY (66.3%)
  $48,461   6.50%, 7/15/2028 - 11/15/2028                               $ 47,323
    5,902   6.75%, 5/15/2028                                               5,802
   80,355   7.00%, 4/15/2027 - 6/15/2029(b)                               80,044
   63,741   7.50%, 2/15/2028 - 8/15/2030(b)                               64,504
   69,462   8.00%, 1/15/2022 - 7/15/2030(b)                               71,150
   15,679   8.50%, 6/15/2021 - 1/15/2030                                  16,177
    1,720   9.00%, 7/15/2021                                               1,803
--------------------------------------------------------------------------------
                                                                         286,803
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. II, SINGLE-FAMILY (0.4%)
    1,582   8.00%, 12/20/2022                                              1,618
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, CONSTRUCTION LOAN (29.3%)
    1,274   6.40%, 4/15/2001(a)                                            1,274
    7,585   6.50%, 5/15/2001(a)                                            7,132
   49,300   6.63%, 4/15/2002(a)                                           46,666
    7,028   7.05%, 7/15/2001(a)                                            6,854
   64,088   7.50%, 7/15/2006(a)                                           64,789
--------------------------------------------------------------------------------
                                                                         126,715
--------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. I, PROJECT LOAN (2.0%)
    5,851   6.35%, 6/15/2040                                               5,546
    3,590   6.40%, 11/15/2039                                              3,423
--------------------------------------------------------------------------------
                                                                           8,969
--------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $424,982)       424,105
--------------------------------------------------------------------------------

                           REPURCHASE AGREEMENT (6.3%)

   27,179   Deutsche Bank Securities, 6.45%, acquired on 11/30/00
              and due 12/01/00 at $27,184 (collateralized by a
              $21,090 U.S. Treasury Note, 8.75%, due 5/15/17;
              market value of $27,724) (cost: $27,179)                    27,179
--------------------------------------------------------------------------------
            Total investments (cost: $452,161)                          $451,284
================================================================================









USAA GNMA TRUST
NOTES TO PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 2000
(UNAUDITED)



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES

(a) At November 30, 2000, the cost of securities purchased on a delayed-delivery basis was $22,020,000. The majority of these are GNMA construction loans, which are drawn against monthly during the construction period. Once the construction is completed, the security converts to a project loan.

(b) At November 30, 2000, portions of these securities were segregated to cover delayed-delivery purchases.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GNMA TRUST
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

NOVEMBER 30, 2000
(UNAUDITED)

ASSETS
   Investments in securities, at market value (identified cost of $424,982)                    $424,105
   Repurchase agreements                                                                         27,179
   Cash                                                                                             117
   Receivables:
      Capital shares sold                                                                           104
      Interest                                                                                    2,621
      Securities sold                                                                            25,141
                                                                                               --------
         Total assets                                                                           479,267
                                                                                               --------
LIABILITIES
   Securities purchased                                                                          45,756
   Capital shares redeemed                                                                          144
   USAA Investment Management Company                                                                44
   USAA Transfer Agency Company                                                                      44
   Accounts payable and accrued expenses                                                             63
   Dividends on capital shares                                                                      661
                                                                                               --------
         Total liabilities                                                                       46,712
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $432,555
                                                                                               ========

REPRESENTED BY:
   Paid-in capital                                                                             $462,293
   Accumulated net realized loss on investments                                                 (28,861)
   Net unrealized depreciation of investments                                                      (877)
                                                                                               --------
            Net assets applicable to capital shares outstanding                                $432,555
                                                                                               ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               44,453
                                                                                               ========
   Net asset value, redemption price, and offering price per share                             $   9.73
                                                                                               ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GNMA TRUST
STATEMENT OF OPERATIONS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000
(UNAUDITED)


Net investment income:
   Interest income                                            $15,460
                                                              -------
   Expenses:
      Management fees                                             256
      Transfer agent's fees                                       252
      Custodian's fees                                             48
      Postage                                                      53
      Shareholder reporting fees                                   18
      Trustees' fees                                                2
      Registration fees                                            24
      Professional fees                                            18
      Other                                                         5
                                                              -------
         Total expenses                                           676
                                                              -------
            Net investment income                              14,784
                                                              -------
Net realized and unrealized gain (loss) on investments:
      Net realized loss                                        (2,374)
      Change in net unrealized appreciation/depreciation       18,153
                                                              -------
            Net realized and unrealized gain                   15,779
                                                              -------
Increase in net assets resulting from operations              $30,563
                                                              =======




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GNMA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2000, AND YEAR ENDED MAY 31, 2000
(UNAUDITED)



                                                                11/30/00       5/31/00
                                                               ------------------------
From operations:
   Net investment income                                       $  14,784      $  30,743
   Net realized loss on investments                               (2,374)       (17,210)
   Change in net unrealized appreciation/depreciation
      of investments                                              18,153        (14,077)
                                                               ------------------------
      Increase (decrease) in net assets resulting
         from operations                                          30,563           (544)
                                                               ------------------------
Distributions to shareholders from:
   Net investment income                                         (14,784)       (30,743)
                                                               ------------------------
From capital share transactions:
   Proceeds from shares sold                                      26,421         78,382
   Reinvested dividends                                           10,790         22,538
   Cost of shares redeemed                                       (34,870)      (155,662)
                                                               ------------------------
      Increase (decrease) in net assets from
         capital share transactions                                2,341        (54,742)
                                                               ------------------------
Net increase (decrease) in net assets                             18,120        (86,029)
Net assets:
   Beginning of period                                           414,435        500,464
                                                               ------------------------
   End of period                                               $ 432,555      $ 414,435
                                                               ========================
Change in shares outstanding:
   Shares sold                                                     2,760          8,204
   Shares issued for dividends reinvested                          1,125          2,374
   Shares redeemed                                                (3,649)       (16,389)
                                                               ------------------------
      Increase (decrease) in shares outstanding                      236         (5,811)
                                                               ========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GNMA TRUST
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2000
(UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA GNMA Trust (the Fund). The Fund's investment objective is to provide a high level of current income consistent with preservation of principal. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets in securities backed by the full faith and credit of the U.S. government.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

2. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

3. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the six-month period ended November 30, 2000.

(3) DISTRIBUTIONS

Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Net investment income is accrued daily as dividends and distributed to shareholders monthly. At November 30, 2000, the Fund had capital loss carryovers for federal income tax purposes of $26,456,000 which, if not offset by subsequent capital gains, will expire between 2003 - 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 2000, were $148,043,000 and $143,858,000, respectively.

Gross unrealized appreciation and depreciation of investments at November 30, 2000, were $3,197,000 and $4,074,000, respectively.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.125% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are secured by obligations backed by the full faith and credit of the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the resale price of the repurchase agreement and are held by the Fund's custodian until maturity of the repurchase agreement. The Fund's manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.


(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                               SIX-MONTH
                              PERIOD ENDED
                              NOVEMBER 30,                    YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------
                                  2000       2000        1999       1998         1997        1996
                              ---------------------------------------------------------------------
Net asset value at
   beginning of period         $   9.37    $  10.00    $  10.32    $   9.95    $   9.76    $  10.09
Net investment income               .33         .64         .65         .66         .69         .70
Net realized and
   unrealized gain (loss)           .36        (.63)       (.32)        .37         .19        (.33)
Distributions from net
   investment income               (.33)       (.64)       (.65)       (.66)       (.69)       (.70)
                              ---------------------------------------------------------------------
Net asset value at
   end of period               $   9.73    $   9.37    $  10.00    $  10.32    $   9.95    $   9.76
                              =====================================================================
Total return (%) *                 7.53         .21        3.15       10.65        9.23        3.65
Net assets at end
   of period (000)             $432,555    $414,435    $500,464    $377,528    $308,798    $301,589
Ratio of expenses to
   average net assets (%)           .32(a)      .32         .31         .30         .30         .32
Ratio of net investment
   income to average
   net assets (%)                  7.00(a)     6.77        6.24        6.48        6.93        6.90
Portfolio turnover (%)            31.48       80.06       64.93       60.85       77.82      127.77

  * ASSUMES  REINVESTMENT OF ALL DIVIDEND  INCOME AND CAPITAL GAIN DISTRIBUTIONS
    DURING THE PERIOD.
(a) ANNUALIZED.  THE  RATIO  IS  NOT NECESSARILY  INDICATIVE  OF  12  MONTHS  OF
    OPERATIONS.




TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                         LEGAL COUNSEL
USAA Shareholder Account Services      Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road               Exchange Place
San Antonio, Texas 78288               Boston, Massachusetts 02109

CUSTODIAN                              INDEPENDENT AUDITORS
State Street Bank and Trust Company    KPMG LLP
P.O. Box 1713                          112 East Pecan, Suite 2400
Boston, Massachusetts 02105            San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS             INTERNET ACCESS
Call toll free - Central Time          usaa.com(Registered TradeMark)
Monday - Friday 6 a.m. to 10 p.m.
Saturday 8:30 a.m. to 5 p.m.
Sunday 11:30 a.m. to 8 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777